Related Party Transactions	12 Months Ended
Dec. 31, 2022
Related party transactions [abstract]
Related Party Transactions [Text Block]

12. Related Party Transactions

The Company conducted transactions with senior management, directors and persons or companies related to these individuals, and paid or accrued amounts as follows:

	Year ended December 31,
	2022	2021
Salaries and other short-term benefits	$2,434	$1,997
Other long-term benefits	74	137
Share-based payment (1)	1,742	956
Total	$4,250	$3,090

(1) Share-based payment represents the amount capitalized or expensed during the period (see Note 10).

Agreements with senior management contain severance provisions in certain circumstances, including for example, for termination without cause by the Company, termination by the employee for good reason (as defined in the agreement) or in connection with a change of control. Other than Jonathan Cherry, no PolyMet director has an agreement providing for benefits upon termination.

As a result of Glencore's ownership and majority shareholder relationship, it is also a related party. In addition to the transactions and liabilities described elsewhere in these financial statements, the Company is a party to a Technical Services Agreement with Glencore whereby the Company reimburses Glencore for technical support for the NorthMet Project and other costs requested under an agreed scope of work, primarily in detailed project design and mineral processing. During 2022, the Company recorded $0.168 million (2021 - $0.180 million) for services under this agreement.